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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 23, 2003

                          Commission File No. 001-15179

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                                H-QUOTIENT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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VIRGINIA                             54-1947753
(State or Other Jurisdiction of      (I.R.S. Employer Identification Number)
Incorporation or Organization)



                               8150 Leesburg Pike
                                Vienna, VA 22182
              (Address of Principal Executive Offices and Zip Code)

                    Issuer's Telephone Number: (703) 752-0690





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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

         On May 23, 2003, the Registrant issued a press release related to the Registrant's financial results for the year ended December 31, 2002.

         On May 28, 2003, the Registrant issued a press release related to the Registrant's revised financial results for the year ended December 31, 2002.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS:

Press Release dated May 23, 2003

Press Release dated May 28, 2003


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                        H-QUOTIENT, INC.
                                                          (Registrant)

Date:  May 28, 2003                      /s/ Douglas Cohn
                                             --------------------------------
                                             (Douglas Cohn, CEO and Director)



EXHIBIT INDEX

Exhibit No          Description
-----------         --------------------------------
99.1                Press Release dated May 23, 2003

99.2                Press Release dated May 28, 2003


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